Exhibit 10.8

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 11, 2012, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”, and together with Parent and Callaway Sales, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers and the Canadian Borrower, collectively, “Borrowers”), and the other Obligors party hereto.

RECITALS

A. Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Second Amended and Restated Loan and Security Agreement dated as of December 22, 2011 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Obligors have requested that Agent and the Required Lenders amend the Loan Agreement, which Agent and the Required Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) The following definitions are hereby added to Section 1.1 of the Loan Agreement in their proper alphabetical order:

“2012 Acquisition: as defined in Section 10.2.2(j).”

“2012 Debt: as defined in the definition of Excluded Stock Repurchase.”

“2012 Debt Reserve: a reserve established by Agent in an initial amount not to exceed the net proceeds of the 2012 Debt received by Parent (after giving effect to all fees, expenses, premiums and other amounts paid by any Obligor in connection therewith or in connection with any Preferred Stock Repurchases made substantially contemporaneously with the incurrence of such Debt and excluding, for the avoidance of doubt, any 2012 Debt that is exchanged for Parent’s outstanding 7.50% Series B Cumulative Perpetual Convertible Preferred Stock). The 2012 Debt Reserve: (a) shall be reduced on a dollar for dollar basis for any amounts expended in connection with any Preferred Stock Repurchases made in accordance with Section 10.2.6(h); and (b) may be reduced from time to time upon Parent’s written request; provided, however, that once reduced, the 2012 Debt Reserve may not be increased. The parties agree that the 2012 Debt Reserve (x) shall never be less than zero (-0-), and (y) shall be included in the calculation of the U.S. Availability Reserve.”

“First Amendment Effective Date: June 11, 2012.”

(b) The definition of “Excluded Stock Repurchases” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Excluded Stock Repurchases: any: (a) Preferred Stock Repurchases, and (b) repurchases or redemptions of the Parent’s common stock to the extent consummated when the Parent does not have any outstanding 7.50% Series B Cumulative Perpetual Convertible Preferred Stock, $0.01 par value; provided, however, that the aggregate amount under clauses (a) and (b) which shall be deemed Excluded Stock Repurchases shall not exceed $140,000,000 (the “Excluded Repurchase Cap”); provided further, however, that if Parent has incurred at least $100,000,000 of Debt under Section 10.2.3(m) within three hundred sixty five days (365) days of the First Amendment Effective Date or such later date as may be agreed by the Administrative Agent with the consent of the Required Lenders (the “2012 Debt”), the Excluded Repurchase Cap shall be $160,000,000.”

(c) Section 10.2.2 of the Loan Agreement is hereby amended by:

(i)	deleting the “and” at the end of clause (g) thereof,

(ii)	amending and restating the beginning of clause (h) thereof through and including the defined term “Investment Cap” (it being understood that everything after the defined term “Investment Cap” shall remain in effect unless otherwise expressly provided below):

“so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments (other than an Acquisition) in an aggregate amount not to exceed $25,000,000 during the term of the Agreement (such limitation, the “Investment Cap”);”

(iii)	deleting the “.” at the end of clause (h) thereof;

(iv)	adding the following new clauses (i) and (j) thereto:

“(i) Investments by a U.S. Domiciled Obligor in any Subsidiary that is not a Borrower or Guarantor to the extent such Investments are in the form of a transfer of assets (other than any Collateral) of such U.S. Domiciled Obligor so long as: (A) such assets are in existence as of the First Amendment Effective Date, and (B) such assets are predominantly used in connection with the golf ball manufacturing operations of Parent; and

(j) Investments by a U.S. Domiciled Obligor in connection with an Acquisition in an aggregate amount not to exceed $5,000,000 (the “2012 Acquisition”), provided that (x) all of the conditions set forth in the definition of “Permitted Acquisition” shall have been satisfied (other than the condition in clause (i)(D) of the provisos to each of clauses (e) and (h) in the definition of “Permitted Acquisition”) and (y) for the avoidance of doubt, the 2012 Acquisition shall not count towards the Acquisition Cap.”

(d) Section 10.2.6 of the Loan Agreement is hereby amended by:

(i)	deleting the “and” at the end of clause (d) thereof,

(ii)	deleting the “.” at the end of clause (e) thereof and inserting a “;” in lieu thereof, and

(iii)	adding the following new clauses (f), (g), and (h) thereto:

“(f) so long as no Event of Default has occurred and is continuing or would result therefrom, Parent may make cash payments in lieu of issuance of fractional shares in connection with the conversion of any convertible stock or debt securities of Parent, in an aggregate amount not to exceed $5,000,000 for all such payments;

(g) so long as no Event of Default has occurred and is continuing or would result therefrom, Parent may make Preferred Stock Repurchases to the extent (i) such Preferred Stock Repurchases are made solely using the proceeds of Debt incurred under Section 10.2.3(m) or made in the form of exchanges for such debt, and (ii) such Preferred Stock Repurchases are made substantially contemporaneously with the incurrence of such Debt; and

(h) Parent may make Preferred Stock Repurchases so long as: (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) the amount expended in connection with any such Preferred Stock Repurchase does not exceed the 2012 Debt Reserve in effect immediately prior to giving effect to any such expenditures.”

2. Amendment Fees. The U.S. Borrowers shall pay to Agent, for the benefit of each Lender who executes and delivers this Amendment on or before the date hereof, a non-refundable amendment fee equal to 0.10% of the aggregate amount of each such Lender’s Commitment, which amendment fees shall be fully earned and due and payable on the date hereof.

3. Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a) Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Required Lenders in a sufficient number of counterparts for distribution to all parties.

(b) Amendment Fee Letter. Agent shall have received an Amendment Fee Letter, in form and substance satisfactory to Agent, executed by U.S. Borrowers.

(c) Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

(e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

4. Representations and Warranties. Each Obligor represents and warrants as follows:

(a) Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is the legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

7. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

8. Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

CALLAWAY GOLF COMPANY, a Delaware corporation

By:	/s/ Bradley J. Holiday
Name:	Bradley J. Holiday
Title:	Senior Executive Vice President and CFO

CALLAWAY GOLF SALES COMPANY, a California corporation

By:	/s/ Bradley J. Holiday
Name:	Bradley J. Holiday
Title:	Director

CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation

By:	/s/ Bradley J. Holiday
Name:	Bradley J. Holiday
Title:	Director

CALLAWAY GOLF CANADA LTD., a Canada corporation

By:	/s/ Bradley J. Holiday
Name:	Bradley J. Holiday
Title:	Director

CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales

By:	/s/ Bradley J. Holiday
Name:	Bradley J. Holiday
Title:	Director

CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation

By:	/s/ Bradley J. Holiday
Name:	Bradley J. Holiday
Title:	Director

CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation

By:	/s/ Bradley J. Holiday
Name:	Bradley J. Holiday
Title:	Director and President

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED, a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

AGENT AND LENDERS

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Monirah J. Masud
Name:	Monirah J. Masud
Title:	SVP

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Vice President

BANK OF AMERICA, N.A. (acting through its London branch), as a U.K. Lender

By:	/s/ Monirah J. Masud
Name:	Monirah J. Masud
Title:	SVP

UBS LOAN FINANCE LLC, as a U.S. Lender and a U.K. Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Orsa
Name:	Irja R. Orsa
Title:	Associate Director Banking Products Services, US

UBS AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Orsa
Name:	Irja R. Orsa
Title:	Associate Director Banking Products Services, US

WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ Thomas Forbath
Name:	Thomas Forbath
Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ Katherine Kilbourne
Name:	Katherine Kilbourne
Title:	EVP

WELLS FARGO BANK, N.A. (London Branch), as a U.K. Lender

By:	/s/ Anja Best
Name:	Anja Best
Title:	Senior Vice President

SUNTRUST BANK, as a U.S. Lender and as a Canadian Lender

By:	/s/ Preston McDonald
Name:	Preston McDonald
Title:	Vice President